Exhibit 99
Joint Filer Information

Date of Event Requiring Statement:	October 1, 2012

Issuer Name and Ticker or Trading Symbol:	Genesee & Wyoming Inc. [ GWR ]

Designated Filer:	TC Group V, L.P.

Other Joint Filers:	Carlyle Group Management L.L.C.
The Carlyle Group L.P.
Carlyle Holdings II GP L.L.C.
Carlyle Holdings II L.P.
TC Group Cayman Investment Holdings, L.P.
TC Group Cayman Investment Holdings Sub L.P.
TC Group V, L.L.C.
Carlyle Partners V GW, L.P.
CP V GW AIV1, L.P.
CP V GW AIV2, L.P.
CP V GW AIV3, L.P.
CP V GW AIV4, L.P.
CP V Coinvestment A, L.P.
CP V Coinvestment B, L.P.

Addresses:	The business address of TC Group Cayman Investment Holdings, L.P. and TC Group Cayman Investment Holdings Sub L.P. is Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The business address of each of the other reporting persons is c/o The Carlyle Group, 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, D.C. 20004-2505.

Signatures:

Dated: October 10, 2012

CARLYLE GROUP MANAGEMENT L.L.C.

	By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

THE CARLYLE GROUP L.P. By: Carlyle Group Management L.L.C., its general partner

	By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C. By: The Carlyle Group L.P., its managing member By: Carlyle Group Management L.L.C., its general partner

	By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

CARLYLE HOLDINGS II L.P.

	By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P. By: Carlyle Holdings II L.P., its general partner

	By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P. By: TC Group Cayman Investment Holdings, L.P., its general partner By: Carlyle Holdings II L.P., its general partner

	By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

TC GROUP V, L.L.C.
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

	By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

TC GROUP V, L.P.

	By:	/s/ Jeremy W. Anderson
	Name:	Jeremy W. Anderson
	Title:	Authorized Person

CARLYLE PARTNERS V GW, L.P. By: TC Group V, L.P., its general partner

	By:	/s/ Jeremy W. Anderson
	Name:	Jeremy W. Anderson
	Title:	Authorized Person

CP V GW AIV1, L.P., By: TC Group V, L.P., its general partner

	By:	/s/ Jeremy W. Anderson
	Name:	Jeremy W. Anderson
	Title:	Authorized Person

CP V GW AIV2, L.P., By: TC Group V, L.P., its general partner

	By:	/s/ Jeremy W. Anderson
	Name:	Jeremy W. Anderson
	Title:	Authorized Person

CP V GW AIV3, L.P., By: TC Group V, L.P., its general partner

	By:	/s/ Jeremy W. Anderson
	Name:	Jeremy W. Anderson
	Title:	Authorized Person

CP V GW AIV4, L.P., By: TC Group V, L.P., its general partner

	By:	/s/ Jeremy W. Anderson
	Name:	Jeremy W. Anderson
	Title:	Authorized Person

CP V COINVESTMENT A, L.P., By: TC Group V, L.P., its general partner

	By:	/s/ Jeremy W. Anderson
	Name:	Jeremy W. Anderson
	Title:	Authorized Person

CP V COINVESTMENT B, L.P. By: TC Group V, L.P., its general partner

	By:	/s/ Jeremy W. Anderson
	Name:	Jeremy W. Anderson
	Title:	Authorized Person